UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): July 24, 2006
SanDisk Corporation
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	000-26734 (Commission File No.)	77-0191793 (I.R.S. Employer Identification Number
601 McCarthy Boulevard, Milpitas, California 95035
(Address of principal executive offices) (Zip Code)
Registrant’s telephone number, including area code: (408) 801-1000
N/A
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provision (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition
     On July 24, 2006, SanDisk Corporation (the “Registrant”) issued a press release to report its financial results for its second quarter ended July 2, 2006. The press release is attached hereto as Exhibit 99.1 and is incorporated herein in its entirety by reference.
     In addition to the consolidated financial statements presented in accordance with generally accepted accounting principles (GAAP), the attached press release contains non-GAAP measures of operating results, net income and earnings per share, which are adjusted from results based on GAAP to exclude certain expenses, gains and losses. These non-GAAP financial measures are provided to enhance the user’s overall understanding of the Registrant’s current financial performance and its prospects for the future. Specifically, the Registrant believes the non-GAAP results provide useful information to both management and investors as these non-GAAP results exclude certain expenses, gains and losses that it believes are not indicative of its core operating results and because it is consistent with the financial models and estimates published by many analysts who follow the Registrant. For example, because the non-GAAP results exclude the expenses the Registrant recorded for stock compensation in accordance with SFAS 123(R) effective January 2, 2006 and the acquisition of Matrix Semiconductor in January 2006, the Registrant believes the inclusion of non-GAAP financial measures provide consistency in its financial reporting. These non-GAAP results are one of the primary indicators management uses for assessing performance, allocating resources and planning and forecasting future periods. Further, management uses non-GAAP information as certain non-cash charges such as amortization of purchased intangibles and stock based compensation do not reflect the cash operating results of the business and certain one-time expenses such as write-off of acquired in-process technology that do not reflect the ongoing results. These measures should be considered in addition to results prepared in accordance with GAAP, but should not be considered a substitute for, or superior to, GAAP results. These non-GAAP measures may be different than the non-GAAP measures used by other companies.
     The information contained herein and in the accompanying exhibit shall not be incorporated by reference into any filing of the Registrant, whether made before or after the date hereof, regardless of any general incorporation language in such filing, unless expressly incorporated by specific reference to such filing. The information in this report, including the exhibit hereto, shall be deemed to be “furnished” and therefore shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section or Sections 11 and 12(a)(2) of the Securities Act of 1933, as amended.
Item 9.01 Financial Statements and Exhibits
      (c) Exhibits

Number	Description of Document

99.1	Press Release of SanDisk Corporation dated July 24, 2006 to report its financial results for its second quarter ended July 2, 2006.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Date: July 24, 2006

SANDISK CORPORATION

By:	/s/ Judy Bruner
Name:	Judy Bruner
Title:	Executive Vice President and Chief Financial Officer (Principal Financial and Accounting Officer)

EXHIBIT INDEX

Exhibit Number	Description of Document

99.1	Press Release of SanDisk Corporation dated July 24, 2006 to report its financial results for its second quarter ended July 2, 2006.